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                                  EXHIBIT 10.1


                        [PRIME COMPANIES, INC. LETTERHEAD]

                               PRIME COMPANIES, INC.

                             1998 EXECUTIVE BONUS PLAN
                               FOR SENIOR MANAGEMENT

                              Adopted August 4, 1998

1. Purposes.

     (a) The purpose of the Plan is to provide a means by which Senior Management Employees of the Company, and its Affiliates, may be granted shares of stock as bonuses for exceptional service.

     (b) The Company, by means of the Plan, seeks to provide incentives for Senior Management Employees to exert maximum efforts for the success of the Company.

2. Definitions.

     (a) "Affiliate" means any parent corporation or subsidiary corporation, whether now or hereafter existing.

     (b) "Board" means the Board of Directors of the Company.

     (c)  "Compensation Committee" means the Compensation Committee of the
Board.

     (d) "Company" means PRIME COMPANIES, INC.

     (e) "Director" means a member of the Board.

     (f) "Employee" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a Director's fee by the Company shall be sufficient to constitute "employment" by the Company.

     (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (h) "Fair Market Value" means, as of any date, the value of the common stock of the Company as determined in good faith by the Board.

     (i) "Plan" means this 1998 Executive Bonus Plan For Senior Management.

     (j) "Stock" means the common stock of the Company.

     (k) "Senior Management" includes the Chairman, President, Vice President(s), Chief Financial Officer, and Corporate Secretary of the Company.


3. Administration

     (a) The Plan shall be administered by the Compensation Committee unless and until the Board arrogates to itself any or all of the powers and responsibilities allocated to the Compensation Committee under the Plan. If the Board does assume administration of the Plan, references in this Plan to the Compensation Committee shall thereafter be to the Board.

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     (b) The Compensation Committee shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (1) To determine from time to time which of the persons eligible under the Plan shall be granted shares of stock.

          (2) To construe and interpret the Plan and to establish, amend and revoke rules and regulations for its administration . The Compensation Committee, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (3) To amend the Plan.

          (4) Generally, to exercise such powers and to perform such acts as the Compensation Committee deems necessary or expedient to promote the best interests of the Company.

4. Shares Subject to The Plan

     (a) The shares of stock issued pursuant to the Plan shall not exceed in the aggregate one hundred five thousand (105,000) shares of the Company's common stock.
     (b) The stock subject to the Plan may be un-issued shares or reacquired shares bought on the market or otherwise.

5. Eligibility

     Shares may be granted under the Plan only to Senior Management Employees.

6. Termination or Suspension of the Plan

     The Compensation Committee may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on December 31, 1998.

7.Effective Date of Plan

     The Plan shall become effective as determined by the Compensation
Committee.


By:  /s/ David L. Lefkowitz             By: /s/ Nicole B. Mason
   David L. Lefkowitz                   Nicole B. Mason, Secretary
   Director, President/COO and Chief
     Financial Officer


By:  /s/Emelio Guglielmelli             By:  /s/ Marshall L. Raines
         Emelio Guglielmelli,           Marshall L. Raines,
                 Director                         Director


By:  /s/Alon Adani
          Alon Adani,
          Director